KBW Community Bank Investor Conference August 3, 2021 City Holding Company

Forward looking statements • This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward-looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) the uncertainties on the Company’s business, results of operations and financial condition, caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its continued influence on financial markets, the effectiveness of the Company’s work from home arrangements and staffing levels in operational facilities, the impact of market participants on which the Company relies and actions taken by governmental authorities and other third parties in response to the pandemic; (3) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for loan losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (4) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (5) changes in the interest rate environment; (6) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (7) changes in technology and increased competition, including competition from non-bank financial institutions; (8) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (9) difficulty growing loan and deposit balances; (10) our ability to effectively execute our business plan, including with respect to future acquisitions; (11) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (13) regulatory enforcement actions and adverse legal actions; (14) difficulty attracting and retaining key employees; (15) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. 2

• Total Assets $5.9 billion • Branches 94 • FTE 912 • Market Cap $1.18 billion • Markets: Stable, Slow growing, & less competitive • Business Lines: Retail, Commercial, Investment Management • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets & expanding into new markets 3 Snapshot

Deposits mostly in WV and E. KY Key Deposit Markets Deposits West Virginia & E. Kentucky – dating to 1870 76% New Markets 24% 4

City National Deposit Markets 5 1st Branch Share & 2nd Deposit Share (14%) In Charleston MSA/Huntington MSA; $13.9 Billion Major Competitors: TFC, JPM, HBAN, UBSI 3rd Branch Share Winchester VA & WV Panhandle $7.1 Billion Major Competitors: TFC, UBSI, WFC 1st Branch Share & 29% Deposit Share $2.9 Billion Major Competitors: JPM, UBSI, TFC T2nd Branch Share & 4th Deposit Share (11%) in Staunton MSA $2.4 Billion Major Competitors: AUB, TFC Bubbles represent relative size of City’s deposits within the region. (10% of all deposits not in a “bubble”)

Internal DDA Growth Year New DDA Accounts per branch Net Growth in DDA Accounts 2016 31,680 3,100 2018 33,000 4,700 2020 *30,270 *6,770 2021 YTD 15,890 7,330 *Note: City’s lobbies were open by appointment only for 6 months in 2020 due to COVID-196

Age Distribution of Customer Base 10.2% 16.0% 17.5% 16.2% 16.6% 13.5% 10.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% All City Customers <24 25-34 35-44 45-54 55-64 65-74 75+ 25.8% 20.5% 15.7% 14.0% 12.5% 7.5% 4.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% New City Customers 2020 <24 25-34 35-44 45-54 55-64 65-74 75+ 7

8 City is very proud to have been awarded the highest ranking in customer satisfaction in the North Central District by JD Power (IN, OH, KY, MI, WV) from 2018 - 2020. 2018 2019 2020

Market Disruptions Provide Strong Growth Opportunities • Market: St. Albans WV • In 2017, there were 4 banks with branches in this market • In 2018 one closed • In 2020 another closed • City has 42% household share in 2020$61 $65 $77 $90 $107 3,723 3,898 4,068 4,262 4,360 3,400 3,600 3,800 4,000 4,200 4,400 4,600 $0 $20 $40 $60 $80 $100 $120 2017 2018 2019 2020 2021 M ill io ns City's Branch Deposit City HHLDs 9

Market Disruptions Provide Strong Growth Opportunities • Market: Wayne Co. WV $26 $27 $29 $49 $61 1,925 1,931 1,934 2,241 2,322 - 500 1,000 1,500 2,000 2,500 $0 $10 $20 $30 $40 $50 $60 $70 2017 2018 2019 2020 2021 M ill io ns City Deposits City HHLDs • In 2017 thru 2019, there were 2 banks with 2 branches in this market • In 2020, our competitor bank announced it would close • Closing (due to COVID) was delayed until 2021 10

Market Disruptions Provide Strong Growth Opportunities • Market: Ironton • In 2017, 2018 and 2019, there were 6 banks with 8 branches in this market • In 2020, there are 6 banks with 7 branches in market $34 $42 $46 $56 $59 1,739 1,798 1,920 2,055 2,116 - 500 1,000 1,500 2,000 2,500 $0 $10 $20 $30 $40 $50 $60 $70 2017 2018 2019 2020 2021 M ill io ns City's Branch Deposit City HHLDs 11

Impact of Technology? Customer Transactions by Channel 58.9%21.3% 15.6% 3.0% 1.2% 0.1% 2015 Debit Card ACH Items Checks ATM Bill Pay Mobile Number of Accounts up by 19.4% Total Transactions up 24.9% 64.0% 22.4% 9.9% 2.3% 1.1% 0.3%2020 Debit CardACH Items Checks ATM Bill Pay Mobile Deposits 12

Change in Transaction Mix: 2015-2020 Transaction Type % Chg 2015-2020 CAGR Checks -20.8% -4.6% ATM -2.5% -0.5% Bill Pay 16.8% 3.2% ACH 31.9% 5.7% Debit Cards 35.7% 6.3% Mobile 435% 39.8% 13

Diversified Commercial Loan Portfolio Key Loan Markets Percent of Commercial Portfolio West Virginia & Eastern Kentucky – dating to 1870 46% Virginia/Eastern Panhandle Markets – acquired 2012/13 16% Charlotte LPO – de novo 2006 9% Lexington, KY – acquired 2015 16% Columbus, OH & Pittsburgh PA 13% 14

City National Loan Markets 15 CHARLOTTE Size of Bubbles are representative of City’s loan distribution

Market Position City’s biggest markets have strong distribution, large share, and high profitability Market Population Deposits ($mm) Deposit Share Branches Branch Share Branch Rank Charleston/Huntington /Ashland MSA 611,000 $1,918 14% 36 19% 1st Beckley/Lewisburg WV 162,000 845 29% 16 26% 1st Winchester/ Martinsburg 397,000 503 7% 12 11% 3rd Valley Region 160,000 292 11% 8 14% T2nd Lexington KY Region 430,000 284 2% 6 4% 10th 16 Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI – regions modified slightly to fit City’s branch distribution

Market Demographics Newer markets have high population growth and higher incomes Market Population Projected Population Change 2020- 2025 Median Household Income Projected Change in HHLD Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3%) $46,000 4.5% Beckley 162,000 (2.9%) $42,000 3.8% Winchester/Martinsburg 397,000 4.1% $68,000 8.6% Staunton-Waynesboro 160,000 2.6% $51,000 8.2% Lexington KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% 17 Note: Green highlight indicates market expansion as a result of acquisitions. Data: S&P Global MI

Analyst Expectations 2019 2020 2021 YTD 2021 Analyst Estimates 2022 Analyst Estimates Net Int Income $161.4 MM $154.6 MM $75.5 MM $150.8 MM $151.7 MM Provision/ (Recovery) ($1.3 MM) $10.7 MM $(2.4) MM $6.5 MM $8.0 MM Non-Int Income $68.5 MM $82.7 MM ($64.8 MM w/o Visa Sale) $34.1 MM $68.7 MM $72.0 MM Non-Int Expense $117.6 MM $115.3 MM $59.4 MM $120.2 MM $123.7 MM PTPP $112.2 MM $122.0 MM ($104.2 w/o Visa) $55.0 MM $99.3 MM $99.9 MM Tax Rate 21.3% 19.5% 20.2% 21.3% 21.4% Net Income $89.4 MM $89.6 MM ($75.9 w/o Visa) $42.0 MM $73.0 MM $72.3 MM 18

Charge-offs During Last Recession (w/o DDA Charge-offs) 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 2005 2006 2007 2008 2009 2010 2011 CHCO w/o NSF's Industry 19 Source: FDIC, All Insured Depository Institutions

Net Charge-off Details: 2012-2021 ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Commercial Retail NSF related 20

2021 Opportunity: Rising Rates? Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +400 Bp +27.5% +300 Bp +25.3% +200 Bp +20.5% +100 Bp +12.1% Data: March 31, 2021 Assumes that deposit mix changes as rates rise 21

0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2015 2016 2017 2018 2019 2020 YTD 6/30/21 CHCO CHCO excl M&A expenses/Visa Gain $1B - $10B 22 ROA CHCO: A perennial high-performing bank Source - S&P Global MI. Peer data as of March 31, 2021.

Why is CHCO Highly Valued? • Proven Conservative Lender • Exceptionally Strong Retail Franchise • Acquisitions are Accretive and Strategic • Profits are Strong and Stable – In low interest rate environments, fee income and efficiency matter: City is exceptional at both 23

DEPOSIT FRANCHISE One key to City’s enviable success • Branches 94 • Average Deposits per Branch $51 MM • Average Households per Branch 2,000 • Average Deposit Share 16.0% • Average Household Share* 28% • Average DDA Balance $10,200** • Average Business DDA $34,700 * - Excludes Lexington-Fayette KY Region ** - National Average of $12,200 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2021 averages) 24

Non-interest income is branch driven (and in turn driven by franchise depth): 15.0% 20.0% 25.0% 30.0% 35.0% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2016 2017 2018 2019 2020 YTD 6/30/21 Bankcard Revenues Service Charges Investment Management CHCO - % of Operating Revenues Peer - % of Operating Revenues 25 Source - S&P Global MI. Peer data as of March 31, 2021. Sample of reporting publicly traded banks and thrifts with assets between $1 and $10 billion for each period, excluding investment gains/(losses).

Debit Card Revenues driven by Franchise Depth: Parent Company Ticker Headquarter State 2020 Average Assets Bank Card & Credit Card Interchange Fees Card Revenue/ Avg. Deposits City Holding Company CHCO WV $5.3 B $21.2 M 0.49% First Community Bank FCBC VA $2.9 B $10.4 M 0.43% Peoples Bank PEBO OH $4.7 B $12.2 M 0.32% WesBanco Bank, Inc. WSBC WV $16.4 B $14.0 M 0.12%/0.24% Premier Bank, Inc. PBFI WW $1.3 B $1.8 M 0.16% Summit Community Bank, Inc. SMMF WV $2.8 B $3.6 M 0.15% Community Trust Bank, Inc. CTBI KY $4.8 B $2.1 M 0.05% United Bank UBSI VA $24.1 B $4.1 M 0.02%/0.04% 26 • Caveat: Banks over $10 B shown in red with pre- and post-Durbin impact • Median for all banks – 0.15% • Source - S&P Global MI.

City’s Exceptional Retail Strength Depends on Branch Distribution Market Deposits ($mm) Deposit Share Branches Branch Share House- Hold Share Charleston, WV $807 14.0% 13 28.3% 39.5% Huntington, WV 499 12.5% 10 16.4% 27.4% Ashland, KY 566 23.3% 12 22.6% 40.7% Beckley, WV 530 24.0% 9 28.1% 31.8% Lewisburg, WV 323 37.8% 7 35.0% 70.3% Staunton, VA 292 11.6% 8 15.7% 13.0% Martinsburg, WV 319 12.9% 7 20.6% 23.0% 27 Note: Household share as of 12/31/20. Other data as of 6/30/21.

Efficiency Ratio low despite a large number of small branches 45% 50% 55% 60% 65% 70% 2016 2017 2018 2019 2020 YTD 6/30/21 CHCO $1B - $10B •Data as calculated using S&P Global MI definition. •Peer data as of March 31, 2021.28

• CHCO generates more capital than average • Allows CHCO to steadily increase TCE while balancing shareholder value: – History of increasing cash dividends – Active share repurchase program – Cash acquisition ? Capital Management: A Long-term Core Competency 29

Cash Dividends/Share Declared & Dividend Payout Ratio 0% 10% 20% 30% 40% 50% 60% 70% $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 20 15 20 16 20 17 20 18 20 19 20 20 Di vi de nd P ay ou t R at io Ca sh D iv id en ds /S ha re D ec la re d Dividends/Share Dividend Payout Ratio 30

Share Activity: City’s strong capital and high profitability have allowed aggressive share repurchases 290,491 260,674 572,917 292,016 0 100,000 200,000 300,000 400,000 500,000 600,000 $0 $5 $10 $15 $20 $25 $30 $35 $40 20 18 20 19 20 20 YT D 6 /3 0/ 21 M ill io ns Repurchase $ Shares Repurchased 31

Acquisition territory: 32 Small Community Banks will struggle with lower net interest income, asset quality challenges, lack of scale, and limited liquidity for their stock. Underperforming small banks may be interested in joining a stronger partner rather than to continue to perform poorly. City is well positioned to acquire select franchises.

Bottom Line: CHCO is a Simple Model Incredible Core Banking Franchise Well Managed (Expenses, Asset Quality, Etc.) Disciplined Growth Strategy focused on shareholders, customers and community service Highly Profitable Allows Strong Dividends & Accretive Share Repurchases 33

CHCO represents excellent value and stability • Pricing Metrics*: – Price to Book 168% – Price to Tangible Book 203% – Price to 2021 Projected Earnings** 16.1x • Dividend Yield 3.10% • Div Payout Ratio** 50% • Tangible Capital/Tangible Assets *** 10.0% • Institutional Ownership 65% • Average Daily Volume $4.8 mil * Based on Price of $75.33 (7/28/21) ** Based on average of 5 analysts covering CHCO estimate of $4.68 for 2021 (as of 7/28/21) *** June 30, 2021 34

• Questions? 35